UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	001-33571	830214692
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 2200, Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) - 794-8445

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 27, 2014, Double Eagle Petroleum Co. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”). Due to an administrative error, the previously filed Exhibits 3.1 and 3.2 filed with the Original Report included incorrect effective dates and should be disregarded. This 8-K/A (Amendment No. 1) is being filed solely to amend Exhibits 3.1 and 3.2 included under part (d) of Item 9.01, and all other disclosures of the Original Report remain unchanged. Exhibits 3.1 and 3.2 attached hereto are replacing Exhibits 3.1 and 3.2 attached to the Original Report in the entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 3.1	– Articles of Amendment to Articles of Incorporation

Exhibit 3.2	– Amendment to the Second Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.

Date: March 28, 2014	By:	/s/ Emily Maron
Name: Emily Maron
Title: Assistant Corporate Secretary